SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 1999

                           Good Times Restaurants Inc.
              (Exact name of registrant as specified in its charter)

         Nevada                     0-18590                84-1133368
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                File Number)           Identification No.)

601 Corporate Circle
Golden, CO                                                      80401
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

                                 Not applicable
           (Former name or former address, if changed since last report)


Item 5.   Other Events.

    On September 21, 1999, the board of directors of Good Times Restaurants Inc. amended its Shareholder Rights Plan to extend the expiration date to September 30, 2000. The extension of the term of the Shareholder Rights Plan and the rights thereunder was not in response to any known effort to acquire Good Times Restaurants.

Item 7.   Financial Statements and Exhibits.

     (a)   None.
     (b)   None.
     (c)   The following exhibit is furnished as part of this report:

     Exhibit 4.1   Amendment No. 1 dated September 21, 1999 to the Good Times
Restaurants Inc.   Shareholder Rights Plan

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GOOD TIMES RESTAURANTS

Date: September 23, 1999                     By:  /s/ Boyd E. Hoback
                                                  ________________________
                                                 Boyd E. Hoback, President
                                                 and Chief Executive Officer